UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 15, 2015

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Old Settlers Blvd.
Round Rock, Texas	786654
(Address of principal executive offices)	(Zip Code)

(512) 310-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information

On Thursday, April 16, 2015, TSS, Inc. (the “Company”) issued a press release reporting that it failed to file its Annual Report on Form 10-K for the year ended December 31, 2014, on April 15, 2015. The press release was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 16, 2015.

The Company subsequently issued a corrected press release to clarify that it was completing its 2014 financial statements in order to file its Annual Report on Form 10-K for the year ended December 31, 2014. A copy of the corrected press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K/A. This Current Report on Form 8-K/A amends and restates the Form 8-K previously filed.

Item 9.01.	Financial Statements and Exhibits.

99.1	Corrected Press Release, dated as of April 16, 2015

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Anthony Angelini
Anthony Angelini
President and Chief Executive Officer

Date: April 16, 2015